S&T Bancorp, Inc. Consolidated Selected Financial Data September 30, 2001 (Dollars in thousands except per share data)							Page 1 of 3
	2000				2001			Year-to-date
For the period:	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	September 3Q	September 2001	September 2000
Interest Income (FTE)	$42,665	$43,979	$46,117	$46,527	$44,911	$43,735	$41,792	$130,438	$132,761
Interest Expense	19,866	21,043	22,442	22,790	21,560	20,272	18,640	60,472	63,350
Net Interest Income (FTE)	22,799	22,936	23,675	23,737	23,351	23,463	23,152	69,966	69,411
Provisions For Loan Losses	1,000	1,000	1,000	1,000	1,000	2,000	850	3,850	3,000
Net Interest Income
After Provisions (FTE)	21,799	21,936	22,675	22,737	22,351	21,463	22,302	66,116	66,411
Securities Gains, Net	895	569	961	836	1,424	2,499	4,268	8,191	2,424
Service Charges and Fees	1,490	1,710	1,787	1,823	1,715	1,765	1,888	5,368	4,987
Wealth Management	1,087	1,174	1,074	1,195	1,299	1,268	1,128	3,695	3,336
Other	1,784	2,025	1,895	1,850	2,010	2,256	2,432	6,698	5,703
Total Other Income	4,361	4,910	4,756	4,868	5,024	5,289	5,448	15,761	14,026
Salaries and Employee Benefits	5,997	5,862	5,967	5,640	6,436	6,129	6,251	18,816	17,826
Occupancy and Equip. Expense, Net	1,422	1,366	1,419	1,489	1,512	1,578	1,544	4,634	4,207
Data Processing Expense	620	647	572	634	641	677	677	1,994	1,839
FDIC Expense	74	73	74	73	72	71	72	215	221
Other	3,199	3,228	3,698	3,602	3,029	3,337	3,236	9,603	10,126
Total Other Expense	11,312	11,177	11,730	11,438	11,690	11,792	11,780	35,262	34,219
Income Before Income Taxes	15,743	16,237	16,662	17,003	17,109	17,459	20,238	54,806	48,642
Taxable Equivalent Adjustment	766	764	790	787	734	738	730	2,202	2,319
Applicable Income Taxes	4,190	4,331	4,459	4,586	4,725	4,799	5,763	15,287	12,980
Net Income before Extraordinary Items	10,787	11,143	11,413	11,630	11,650	11,922	13,745	37,317	$33,343
Extraordinary Items (after-tax)	0	0	0	0	0	0	1,887	1,887	0
Net Income	$10,787	$11,143	$11,413	$11,630	$11,650	$11,922	$11,858	$35,430	$33,343
Per Common Share Data:
Shares Outstanding	27,000,042	26,985,902	26,985,512	26,947,412	26,960,118	26,893,489	26,776,579	26,776,579	26,985,512
Ave. Shs. Outstanding - Diluted	27,092,954	27,070,613	27,071,143	27,061,281	27,120,228	27,092,674	27,080,643	27,097,480	27,078,208
Net Income - Diluted before Extraordinary Items	$0.40	$0.41	$0.42	$0.43	$0.43	$0.44	$0.51	$1.38	$1.23
Net Income - Diluted after Extraordinary Items	$0.40	$0.41	$0.42	$0.43	$0.43	$0.44	$0.44	$1.31	$1.23
Dividends Declared	$0.20	$0.21	$0.21	$0.22	$0.22	$0.23	$0.23	$0.68	$0.62
Book Value	$8.96	$9.19	$9.81	$10.28	$10.56	$10.82	$10.88	$10.88	$9.81
Market Value	$17.13	$18.25	$19.00	$21.63	$23.14	$25.11	$23.40	$23.40	$19.00

S&T Bancorp, Inc. Consolidated Selected Financial Data September 30, 2001 (Dollars in thousands)							Page 2 of 3
	2000				2001
Asset Quality Data:	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	September 3Q
Nonaccrual Loans/Nonperforming Loans	$8,283	$12,437	$7,848	$2,897	$3,691	$7,840	$11,603
Assets acquired through foreclosure
or repossession	360	403	339	548	546	541	443
Nonperforming Assets	8,643	12,840	8,187	3,445	4,237	8,381	12,046
Loan Loss Reserve	29,410	29,892	30,030	27,395	27,993	28,451	28,764
Nonperforming Loans / Loans	0.55%	0.80%	0.49%	0.18%	0.23%	0.48%	0.71%
Loan Loss Reserve / Loans	1.95%	1.92%	1.88%	1.71%	1.71%	1.73%	1.75%
Loan Loss Reserve /
Nonperforming Loans	355%	240%	383%	946%	758%	363%	248%
Net Loan Charge-offs (Recoveries)	(1,276)	517	863	3,635	402	1,542	537
Net Loan Charge-offs (Recoveries)
(annualized) /Average Loans	-0.34%	0.14%	0.22%	0.90%	0.10%	0.38%	0.13%
Balance Sheet (Period-End):
Assets	$2,233,108	$2,290,409	$2,296,267	$2,310,290	$2,354,398	$2,363,970	$2,294,868
Earning Assets (1)	2,105,152	2,160,577	2,146,881	2,142,587	2,185,844	2,195,954	2,131,929
Securities (1)	547,690	555,625	552,545	530,909	493,835	512,338	489,766
Loans, Gross	1,509,096	1,558,892	1,594,336	1,605,023	1,638,184	1,649,041	1,642,163
Total Deposits	1,471,893	1,484,229	1,494,064	1,525,332	1,567,006	1,595,572	1,596,400
Non-Interest Bearing Deposits	224,295	228,651	234,519	232,625	228,958	236,340	240,157
NOW, Money Market & Savings	580,990	572,001	569,174	576,361	598,199	604,690	583,849
CD's $100,000 and over	103,643	105,863	114,026	123,299	132,198	127,162	132,309
Other Time Deposits	562,965	577,714	576,345	593,047	607,651	627,380	640,085
Short-term borrowings	87,895	91,389	106,933	80,686	66,670	70,058	76,630
Long-term Debt	389,109	427,139	384,868	377,997	378,227	353,456	281,256
Shareholder's Equity	241,929	247,915	264,807	277,097	284,627	290,906	291,349
Balance Sheet (Daily Averages):
Assets	$2,192,311	$2,239,178	$2,276,239	$2,300,826	$2,311,571	$2,355,230	$2,336,508
Earning Assets (1)	2,070,061	2,113,351	2,140,779	2,152,056	2,148,007	2,188,529	2,171,864
Securities (1)	549,814	550,513	551,750	543,332	500,196	492,951	492,956
Loans, Gross	1,504,126	1,530,954	1,560,713	1,599,305	1,620,031	1,648,775	1,643,499
Deposits	1,444,314	1,477,065	1,482,129	1,500,831	1,531,354	1,578,771	1,597,007
Shareholder's Equity	239,833	248,510	260,323	273,805	285,041	291,984	294,918
(1) Excludes unrealized gains related to securities available for sale.

S&T Bancorp, Inc. Consolidated Selected Financial Data September 30, 2001 (Dollars in thousands except per share data)							Page 3 of 3
	2000				2001			Year to date
Profitability Ratios (annualized):	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	September 3Q	September 2001	September 2000
Return on Average Assets	1.98%	2.00%	1.99%	2.01%	2.04%	2.03%	2.01%	2.03%	1.99%
Return on Average Shareholder's Equity	18.09%	18.03%	17.44%	16.90%	16.58%	16.38%	15.95%	16.29%	17.95%
Yield on Earning Assets (FTE)	8.29%	8.37%	8.57%	8.60%	8.48%	8.02%	7.63%	7.52%	8.41%
Cost of Interest Bearing Funds	4.68%	4.89%	5.09%	5.15%	4.98%	4.56%	4.22%	4.58%	4.89%
Net Interest Margin (FTE)	4.43%	4.37%	4.40%	4.39%	4.41%	4.30%	4.23%	4.31%	4.40%
Efficiency Ratio (FTE)(1)	41.65%	40.14%	41.26%	39.99%	41.20%	41.01%	41.19%	41.13%	41.01%
Capitalization Ratios:
Dividends Paid to Net Income	50.02%	48.46%	49.66%	50.97%	50.89%	49.77%	51.98%
Shareholder's Equity to Assets (Period End)	10.83%	10.82%	11.53%	11.99%	12.09%	12.31%	12.70%
Leverage Ratio (2)	10.18%	10.21%	10.30%	10.41%	10.62%	10.61%	10.83%
Risk Based Capital - Tier I (3)	12.24%	12.19%	12.23%	12.28%	12.28%	12.34%	12.78%
Risk Based Capital - Tier II (3)	14.28%	14.22%	14.53%	14.61%	14.52%	14.69%	14.92%
Other Data:
Shareholders of Record	3,189	3,202	3,179	3,183	3,174	3,171	3,174
Number of Banking Offices	38	38	39	39	39	39	40
Definitions:
(1) Recurring non-interest expense divided by recurring non-interest income plus net interest income, on a fully taxable equivalent basis.
(2) Equity less goodwill to total assets and allowance for loan losses.
(3) Effective October 1, 1998, banking regulators require financial institutions to include 45% of the pretax net unrealized holding gains on available for sale equity securities in Tier 2 capital.